                                                                   Exhibit 10.11

                                                               EXECUTION VERSION

                            LIMELIGHT NETWORKS, INC.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

                                  MAY 18, 2006

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   PURCHASE AND SALE OF SERIES B PREFERRED STOCK.......................     1
     1.1     Sale and Issuance of Series B Preferred Stock...............     1
     1.2     Closing Delivery............................................     1
     1.3     Funding Commitment Date.....................................     1
     1.4     Use of Proceeds; Repurchase; Escrow.........................     2

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................     3
     2.1     Organization, Good Standing and Qualification...............     3
     2.2     Capitalization..............................................     3
     2.3     C Corporation; Subsidiaries.................................     5
     2.4     Authorization...............................................     5
     2.5     Valid Issuance of Stock; Offering..........................      5
     2.6     Government Consent..........................................     6
     2.7     Litigation..................................................     6
     2.8     Intellectual Property.......................................     6
     2.9     Compliance with Other Instruments...........................     9
     2.10    Agreements; Action..........................................     9
     2.11    No Conflict of Interest.....................................    10
     2.12    Rights of Registration and Voting Rights....................    11
     2.13    Title to Property and Assets................................    11
     2.14    Financial Statements........................................    11
     2.15    Changes.....................................................    11
     2.16    Taxes.......................................................    13
     2.17    Labor Agreements and Actions................................    13
     2.18    Confidential Information and Invention Assignment
                Agreements...............................................    14
     2.19    Permits.....................................................    14
     2.20    Corporate Documents.........................................    14
     2.21    Employee Benefit Plans......................................    14
     2.22    Disclosure..................................................    15
     2.23    Insurance...................................................    16
     2.24    Environmental and Safety Law................................    16
     2.25    Real Property Holding Corporation...........................    16
     2.26    Investment Company Act of 1940..............................    16
     2.27    Brokers or Finders..........................................    16
     2.28    Section 83(b) Elections.....................................    16
     2.29    Obligations of Management...................................    16
     2.30    Peering Relationships.......................................    16
     2.31    Outstanding Debt............................................    17
     2.32    April 2006 Revenue..........................................    17

3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS....................    17
     3.1     Authorization...............................................    17

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
     3.2     Purchase Entirely for Own Account...........................    17
     3.3     Disclosure of Information...................................    17
     3.4     Restricted Securities.......................................    18
     3.5     No Public Market............................................    18
     3.6     Legends.....................................................    18
     3.7     Accredited Investor.........................................    18
     3.8     Foreign Investors...........................................    18

4.   CONDITIONS TO THE FUNDING COMMITMENT DATE...........................    19
     4.1     Representations and Warranties..............................    19
     4.2     Performance.................................................    19
     4.3     Compliance Certificate......................................    19
     4.4     Qualifications..............................................    19
     4.5     Stockholders' Agreement.....................................    19
     4.6     Management Rights Letter....................................    19
     4.7     Indemnification Agreement...................................    20
     4.8     Stockholder Approval; Restated Certificate..................    20
     4.9     Confidential Information and Invention Assignment
                Agreement................................................    20
     4.10    Proceedings and Documents...................................    20
     4.11    Investors Rights Agreement..................................    20
     4.12    Escrow Agreement............................................    20
     4.13    Exchange Agent Agreement....................................    21
     4.14    Assurances of and "Clear Line of Sight" With Respect to
                Shares to Be Tendered....................................    21
     4.15    No Material Adverse Effect..................................    21
     4.16    2006 Sale Participation Program.............................    21
     4.17    Approvals...................................................    21
     4.18    Termination of Executive Compensation Plan..................    21
     4.19    Allan Kaplan Consulting Agreement...........................    21

5.   CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING................    21
     5.1     Representations and Warranties..............................    21
     5.2     Performance.................................................    22
     5.3     Compliance Certificate......................................    22
     5.4     Secretary's Certificate.....................................    22
     5.5     Restated Certificate........................................    22
     5.6     Opinion of Counsel..........................................    22
     5.7     Board of Directors..........................................    22
     5.8     Closing of Offer to Purchase................................    22
     5.9     Funding Commitment Date Deliverables........................    22

6.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING..................    22
     6.1     Representations and Warranties..............................    22
     6.2     Performance.................................................    23
     6.3     Restated Certificate........................................    23
     6.4     Management Rights Letter and Escrow Agreenment..............    23

7.   HOLD HARMLESS; INDEMNIFICATION......................................    23


                                       ii

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
     7.1     Escrow; Hold Harmless.......................................    23
     7.2     Indemnification Procedures..................................    25
     7.3     Stockholders' Representative................................    26

8.   CONDUCT OF BUSINESSES PENDING THE CLOSING...........................    28
     8.1     Conduct of Business by the Company Pending the Closing......    28
     8.2     Litigation..................................................    30
     8.3     Notification of Certain Matters.............................    30
     8.4     Tax Reporting...............................................    30

9.   SATISFACTION OF FUNDING COMMITMENT AND CLOSING CONDITIONS;
        TERMINATION......................................................    30
     9.1     Satisfaction of Closing Conditions..........................    30
     9.2     Termination Events..........................................    30

10.  MISCELLANEOUS.......................................................    32
     10.1    Transfer; Successors and Assigns............................    32
     10.2    Governing Law...............................................    32
     10.3    Counterparts................................................    32
     10.4    Titles and Subtitle.........................................    32
     10.5    Notices.....................................................    32
     10.6    Finder's Fees...............................................    32
     10.7    Fees........................................................    32
     10.8    Amendments and Waiver.......................................    33
     10.9    Severability................................................    33
     10.10   Delays or Omission..........................................    33
     10.11   Entire Agreement............................................    33
     10.12   Confidentiality.............................................    33
     10.13   Exculpation Among Purchasers................................    34
     10.14   Survival of Warranties......................................    34
     10.15   Specific Enforcement........................................    34
     10.16   Other Engagements and Activities............................    35
     10.17   No Promotion................................................    35
     10.18   Exclusivity.................................................    35

                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     This Series B Convertible Preferred Stock Purchase Agreement (the "AGREEMENT") is made as of May 18, 2006 by and between Limelight Networks, Inc., a Delaware corporation (the "COMPANY"), the investors listed on Exhibit A attached hereto (each, a "PURCHASER" and together, the "PURCHASERS") and, with respect to Section 7 and Section 10.8 only, Michael Gordon as the Stockholders' Representative (as defined in Section 7).

     The parties hereby agree as follows:

1.   PURCHASE AND SALE OF SERIES B PREFERRED STOCK.

     1.1  Sale and Issuance of Series B Preferred Stock.

          (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "RESTATED CERTIFICATE").

          (b) Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series B Convertible Preferred Stock (the "SERIES B STOCK") listed opposite such Purchaser's name on Exhibit A attached hereto at a purchase price of $4.8909 per share (the "SERIES B PRICE") for an aggregate sale of 25,557,661 shares of Series B Stock for an aggregate purchase price of $124,999,964.23 (the "PROCEEDS"). The shares of Series B Stock issued to each Purchaser pursuant to this Agreement are hereinafter referred to as the "STOCK."

     1.2  Closing Delivery.

          (a) Subject to the satisfaction of Sections 5 and 6 hereof, the purchase and sale of the Stock shall take place at the offices of Heller Ehrman LLP, 275 Middlefield Rd., Menlo Park, CA 94025, at 10:00 a.m. (San Francisco time), no later than the first business day following the satisfaction or waiver of the conditions set forth in Sections 5 and 6 hereof; or at such other time and place as the Company and the Purchasers purchasing a majority of the Stock mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING").

          (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased hereby against payment of the purchase price by check payable to the Company or wire transfer to the Company's bank account or the Exchange Agent pursuant to the provisions of Section 1.4(a).

     1.3  Funding Commitment Date.

          Subject to the satisfaction of Section 4 hereof, each of the Purchasers shall on the date of such satisfaction deliver a certificate (the "FUNDING COMMITMENT CERTIFICATE") certifying that (i) such Purchaser confirms that all conditions of Section 4 have been satisfied or waived, (ii) subject only to the satisfaction, or waiver by the Purchasers, of the conditions set forth in

Section 5 and the satisfaction, or waiver by the Company, of the conditions set forth in Section 6, such Purchaser has an irrevocable obligation to purchase that number of shares of Series B Stock listed opposite such Purchaser's name on Exhibit A and (iii) such Purchaser has sufficient funds to consummate such purchase. The time and date of the satisfaction of Section 4 are referred to herein as the "FUNDING COMMITMENT DATE."

     1.4  Use of Proceeds; Repurchase; Escrow.

          (a) At the Closing, $100,000,000 of the Proceeds (the "OFFERING FUNDS") shall be delivered to US Bank, National Association (the "EXCHANGE AGENT") to be held and administered by the Exchange Agent pursuant to the Exchange Agent Agreement (as defined below). The Company shall use the Offering Funds to repurchase shares of the Company's capital stock outstanding prior to the date hereof or issuable upon exercise of securities outstanding on the date hereof from currently existing stockholders and/or holders of vested stock options to purchase shares of common stock of the Company and at a per share purchase price not to exceed the Series B Price (as adjusted for stock splits, stock combinations, dividends, recapitalizations and the like) pursuant to the terms of the Offer to Purchase (as defined below) and the Stockholder Tender Agreement (as defined below) with each of Allan Kaplan, Nathan Raciborski, Michael Gordon, William Rinehart (and/or their affiliated investment entities) (collectively, the "FOUNDERS") and Amalia Limited and Northview Investments, LLC (the "SERIES A HOLDERS" and collectively with the Founders, the "MAJOR STOCKHOLDERS") (together, the "STOCKHOLDER TENDER AGREEMENTS") (the "REPURCHASE"); provided, further, that the Company agrees that, unless approved in writing by holders of a majority in interest of the Series B Preferred, in no event shall less than $90,000,000 of the Proceeds be used to repurchase shares of the Company's capital stock in the Repurchase. All tendering stockholders shall be referred to herein as the "TENDERING STOCKHOLDERS." All payments to the Tendering Stockholders shall be subject to the provisions of Section 1.4(c) hereof.

          (b) The Company hereby covenants and agrees that the Repurchase shall be effected by the Company in full compliance with all applicable laws, rules and regulations, including, without limitation, the Securities Act of 1933, as amended (the "SECURITIES ACT") and the Securities Exchange Act of 1934, as amended (the "1934 ACT"). The Repurchase shall be effected pursuant to each of the Stockholder Tender Agreements substantially in the forms attached hereto as Exhibit C. the Offer To Purchase (the "OFFER TO PURCHASE") and the Letter of Transmittal (the "LETTER OF TRANSMITTAL"), in forms that are mutually acceptable to the Company and the Purchasers purchasing a majority of the Stock, or such other instruments mutually agreed to by the Company and the Purchasers of a majority of the Series B Stock issued pursuant to this Agreement. Any shares of the Company's capital stock repurchased pursuant to the Repurchase shall be cancelled by the Company upon such repurchase and shall not be reissued by the Company thereafter. Promptly following the consummation of the Repurchase (and in any event within ten (10) business days thereafter), the Company shall deliver to each of the Purchasers a true, correct and complete schedule of the security holders of the Company as of the Closing (after giving effect to the Closing and the consummation of the Repurchase) showing the then outstanding securities held by each such security holder.

          (c) Notwithstanding the provisions of Section 1.4(a), subject to and immediately after the consummation of the Repurchase, the Exchange Agent shall deliver an aggregate of 10% of the actual amount of Offering Funds to be delivered to the Tendering Stockholders (the "ESCROW") to US Bank, National Association (the "ESCROW AGENT"), to be held and administered in accordance with Section 7 hereof and the Escrow Agreement (as defined below), such Escrow to be deducted, pro rata based on the aggregate amount of the Offering Funds to be received by the Tendering Stockholder under Section 1.4(a), from the aggregate amount otherwise payable to each such Tendering Stockholder as of the consummation of the Repurchase. The Escrow shall serve as the security for the indemnification obligations of the Tendering Stockholders for Losses (as defined below) under
Section 7 hereof. Any amounts then held in Escrow and not previously paid in respect of any claims for indemnification under Section 7, and not subject to any pending claims for indemnification under Section 7, shall be released to the Tendering Stockholders not more than five (5) days after the Escrow Termination Date. For the purposes of this Agreement, the "ESCROW TERMINATION DATE" shall mean the earliest of the following to occur: (i) the 18-month anniversary of the Closing, (ii) the closing of a Liquidation (as defined in the Restated Certificate) and (iii) the declaration or ordering of effectiveness of a registration statement or similar document in compliance with the Securities Act for the offer and sale of the shares of the Company's Common Stock in which holders of Series B Preferred convert their shares into shares of Common Stock in connection with such public offering.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each Purchaser, except as set forth on a Schedule of Exceptions delivered to the Purchasers on the date hereof as follows. Each exception contained on the Schedule of Exceptions indicates specifically the representation to which it relates and shall be deemed to be a modification of such representation and warranties contained in the section indicated; provided, that any information disclosed under any paragraph of the Schedule of Exceptions shall be deemed disclosed and incorporated into any other section, subsection, paragraph and clause hereof where it is reasonably apparent on its face that such disclosure, without reference to extrinsic documentation, is relevant to such other section, subsection, paragraph or clause. In addition, for purposes of these representations and warranties, the term "Company" shall include any subsidiaries of the Company, unless otherwise noted.

     2.1 Organization. Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted and to own and operate its properties. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); provided, however, that any adverse effect arising from or otherwise relating to the announcement or pendency of this Agreement or the transactions contemplated hereby shall not be taken into account in determining whether there has been or would be, a material adverse effect (a "MATERIAL ADVERSE EFFECT").

     2.2 Capitalization. Upon the filing of the Restated Certificate, the authorized capital of the Company consists, or will consist, immediately prior to the Closing of:

          (a) 30,214,000 shares of Preferred Stock, $0.001 par value per share, 4,614,000 of which shares have been designated Series A Preferred Stock, 4,614,000 of which are issued and outstanding as of the date hereof, and 25,600,000 of which shares have been designated Series B Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Series A Preferred Stock have been duly authorized, fully paid, are validly issued and are nonassessable and have been issued in compliance with all applicable federal and state securities laws. The rights, privileges and preferences of the Series A Preferred Stock and Series B Stock will be as stated in the Company's Restated Certificate.

          (b) 77,000,000 shares of Common Stock, $0.001 par value per share, 23,556,414 shares of which are issued and outstanding as of the date hereof. All of the outstanding shares of Common Stock have been duly authorized, fully paid, are validly issued and are nonassessable and have been issued in compliance with all applicable federal and state securities laws.

          (c) The outstanding securities of the Company as of the date hereof are owned by the security holders and in the numbers specified in Schedule 2.2(c) of the Schedule of Exceptions.

          (d) The Company has reserved 8,651,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2003 Incentive Compensation Plan (the "STOCK PLAN"). Of such reserved shares of Common Stock, 343,767 have been issued upon the exercise of stock options, 4,880,619 are subject to stock options currently issued and outstanding and 3,426,614 are issuable upon the exercise of stock options that remain available for issuance under the Stock Plan. All such outstanding options have been issued in compliance with state and federal securities laws. Section 2.2(d) of the Schedule of Exceptions lists each "nonqualified deferred compensation plan" (as such term is defined in Section 409A(d)(1) of the Code) sponsored or maintained by the Company and each ERISA Affiliate. Each nonqualified deferred compensation plan has been operated since January 1, 2005 in good faith compliance with Section 409A of the Code and any IRS guidance issued with respect thereto. No such nonqualified deferred compensation plan has been "materially modified" (within the meaning of IRS Notice 2005-1) at any time after October 3, 2004.

          (e) Except for (i) the conversion privileges of the Series A Preferred Stock and the Series B Stock, (ii) outstanding options issued pursuant to the Stock Plan, (iii) outstanding warrants to purchase three million nine hundred seventy-two thousand nine hundred seventy-eight (3,972,978) shares of the Company's Common Stock, (iv) the rights provided in that certain Amended and Restated Stockholders' Agreement of even date herewith substantially in the form attached hereto as Exhibit D (the "STOCKHOLDERS' AGREEMENT") and that certain Amended and Restated Investors' Rights Agreement of even date herewith substantially in the form attached hereto as Exhibit E (the "INVESTORS RIGHTS AGREEMENT"), and (v) 2,500,000 shares of Common Stock that are reserved for issuance to the Founders in the form of non-qualified statutory options (the "FOUNDERS OPTION SHARES"), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock or securities convertible into or exchangeable or exercisable for shares of capital stock. Immediately after the Closing, the Board will grant the Founders Option Shares to the Founders pursuant to the allocations set forth in the Schedule of Exceptions with an effective grant date of the Closing and with a per share exercise price equal to fair market value of the Common Stock at the time of grant after taking into account the Repurchase and the other transactions contemplated hereby. Such Founders Option Shares shall vest as follows: 1/12th shall vest on each monthly anniversary of the Closing and shall be subject to the potential acceleration of vesting as provided in the Option Agreement in substantially the form set forth on Exhibit F.

          (f) All outstanding securities of the Company, including, without limitation, all outstanding shares of the capital stock of the Company, all shares of the capital stock of the Company issuable upon the conversion or exercise of all convertible or exercisable securities and all other securities that the Company is obligated to issue, are subject to a one hundred eighty
(180) day "market stand-off restriction upon an initial public offering of the Company's securities pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act in a form substantially identical to Section 1.5 of the Stockholders' Agreement.

          (g) Except as otherwise provided in Section 2.2(e), all options granted under the Stock Plan vest as follows: twenty-five percent (25%) of the shares vest one (1) year following the vesting commencement date, with the remaining seventy-five percent (75%) vesting in equal monthly installments over the next three (3) years. Except as set forth in the Schedule of Exceptions, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any securities or rights exercisable or convertible for securities provides for acceleration of the vesting provisions of such agreement or understanding as the result of the occurrence of any event.

     2.3 C Corporation; Subsidiaries. The Company is a subchapter C corporation. Except as set forth in the Schedule of Exceptions, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.4 Authorization. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement, the Stockholders' Agreement and any other agreement contemplated hereby or thereby to which the Company is a party (collectively, the "TRANSACTION AGREEMENTS"), the performance of all obligations of the Company hereunder and thereunder (including, without limitation, the Repurchase) and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, and the Transaction Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general applications affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.5 Valid Issuance of Stock; Offering.

          (a) The Stock being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          (b) Subject in part to the truth and accuracy of each Purchaser's representations set forth in Section 3 hereof, the offer, sale and issuance of the Stock contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Offer to Purchase and all other documents and actions contemplated by Section 1.3(a) comply with the applicable requirements of the Securities Act and the 1934 Act.

     2.6 Government Consent. Other than with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, no consent, approval, order or authorization of, or registration, qualification, designation or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Repurchase, except for filings to be made after the Closing under applicable state securities laws, and the Securities Act, and the rules thereunder, which filings will be made in a timely manner.

     2.7 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company. Neither the Company nor, to the Company's knowledge, any of its officers or directors, is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

     2.8 Intellectual Property.

     (a) The Company owns or possesses sufficient legal rights to all Technology and Intellectual Property Rights (exclusive of Non-CDN Intellectual Property Rights) and, to the Company's knowledge, all Non-CDN Intellectual Property Rights, necessary for its business as now conducted, or proposed to be conducted, without any conflict with, or infringement of, the rights of others. Except as set forth in the Schedule of Exceptions, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Technology or Intellectual Property Rights of any other person or entity.

     (b) The Company has taken all reasonable measures necessary to protect the proprietary nature of the Company's Technology and Intellectual Property Rights that are (i) owned or licensed by the Company and (ii) material to the business of the Company as currently conducted or proposed to be conducted. The Company is not subject to any "open source," "copyleft," or other similar licenses or obligations that requires the Company to disclose or make available to any third party the source code to any of the Company's Technology.

     (c) The Company is not aware of any communication, including without limitation oral communications, alleging that the Company has violated or, by conducting its business, would violate any of the Intellectual Property Rights of any other person or entity. No use or proposed use by the Company of its Technology and Intellectual Property Rights (excluding Non-CDN Intellectual Property Rights), nor, to the Company's knowledge, any use or proposed use by the Company of its Non-CDN Intellectual Property Rights has infringed or will infringe upon any Intellectual Property Rights of others. The use of such Technology or Intellectual Property Rights (excluding Non-CDN Intellectual Property Rights), and, to the Company's knowledge, the use of its Non-CDN Intellectual Property Rights, in the business of the Company will not constitute an infringement, misappropriation or misuse of any Intellectual Property Rights of any third party.

     (d) None of the Company's officers or, to the knowledge of the Company, employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement of any kind, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such officer's or employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business as now conducted and as currently proposed to be conducted by the officers and employees of the Company, will result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such officer or, to the knowledge of the Company, employee is now obligated. The Company does not believe it is or will be necessary to use any Technology or Intellectual Property Rights of any of its present or former officers or employees (or persons it currently intends to hire) made prior to their employment by or any other association with the Company, except as the same have been fully assigned to the Company. The Company's officers and, to the knowledge of the Company, employees are not making improper use of any confidential information or other Technology or Intellectual Property Rights of others, including those of any former employer.

     (e) The Schedule of Exceptions contains a complete list of the Company's patents (including applications therefor), copyrights, tradenames, domain names and World Wide Web addresses and sites as of the date hereof.

     (f) The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Technology or Intellectual Property Rights with respect to the use thereof in connection with the conduct of its business as presently conducted, or proposed to be conducted. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound that involve indemnification by the Company with respect to infringements of any Intellectual Property Rights. No Technology or Intellectual Property Rights of the Company are subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company or that may affect the validity, use or enforceability of such Company Technology or Intellectual Property Rights.

     (g) The products of the Company are free of any defects or errors, which, or may reasonably be expected to, materially and adversely affect the value, functionality or fitness for the intended purpose of such products.

     (h) "INTELLECTUAL PROPERTY RIGHTS" shall mean any and all of the following and all rights in, arising out of, or associated therewith: (i) all United States and foreign patents and utility models and applications therefor, and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations in part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries including without limitation invention disclosures ("PATENTS"); (ii) all copyrights, copyright registrations and applications therefor, and all other similar rights corresponding thereto throughout the world, including without limitation "moral" rights ("COPYRIGHTS"); (iii) all industrial designs and any registrations and applications therefor throughout the world; (iv) mask works, mask work registrations and applications therefor, and all other similar rights corresponding thereto throughout the world ("MASK WORKS"); (v) all trade secrets and other rights in know how and confidential or proprietary information; (vi) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world ("TRADEMARKS and (vii) any similar, corresponding, or equivalent rights to any of the foregoing anywhere in the world.

     "TECHNOLOGY" shall mean any or all of the following (i) works of authorship including, without limitation, computer programs, source code, and executable code, whether embodied in Software, firmware or otherwise, architecture, documentation, designs, files, records, and data; (ii) inventions (whether or not patentable), discoveries, improvements, and technology; (iii) proprietary and confidential information, including without limitation technical data and customer and supplier lists, trade secrets show how, know how, and techniques;
(iv) databases, data compilations and collections and technical data; (v) logos, trade names, trade dress, trademarks and service marks; (vi) domain names, World Wide Web addresses and sites; (vii) tools, methods, processes, devices, prototypes, schematics, bread boards, net lists, mask works, test methodologies, verilog files, emulation and simulation reports, test vectors and hardware development tools; and (viii) any and all instantiations of the foregoing in any form and embodied in any media.

     "NON-CDN INTELLECTUAL PROPERTY RIGHTS" shall mean all Intellectual Property Rights other than the Intellectual Property Rights owned, licensed or possessed by any of the entities set forth in Section 2.8(a)(1) of the Schedule of Exceptions or any affiliates thereof.

     2.9 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws, as amended. The Company is not, nor has it ever been, in violation or default of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of any federal or state statue, rule or regulation applicable to the Company ("LAW"), in each case, the effect of which would have a Material Adverse Effect. To the Company's knowledge, all parties to material contracts and commitments with the Company are in compliance therewith in all material respects. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby or thereby, including, without limitation, the Repurchase, will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such Law, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or of its assets or properties. The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

     2.10 Agreements; Action.

          (a) Except for agreements explicitly contemplated by the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 individually, or $100,000 in the aggregate, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than standard "off the shelf" product licenses),
(iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than as set forth in contracts entered into in the ordinary course of business).

          (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $50,000 in the aggregate, other than in the ordinary course of business, (iii) made any loans or advances to any person, other than ordinary advances for business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

          (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (d) Except for the Transaction Agreements, there are no agreements, understandings, or purposed transactions between the Company and any of its officers, directors, affiliates, or any affiliates thereof.

          (e) The Company is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restriction under its Restated Certificate, that materially adversely affects its assets, properties, financial conditions, operating results, business or prospects.

          (f) Other than in connection with the transactions contemplated hereby, the Company has not entered into any letter of intent, memorandum of understanding or other similar document (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

     2.11 No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers or directors or to any members of their immediate families, or, to the knowledge of the Company, any employees or any members of their immediate families, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business consistent with past practice, or relocation expenses of employees, which are not material in nature. None of the Company's officers or directors, or any members of their immediate families, or, to the knowledge of the Company, any employees or any members of their immediate families, are, directly or indirectly, indebted to the Company or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the Company's officers or directors or, to the Company's knowledge, any employees or any members of such officers', directors' or employees' immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Section 2.11 of the Schedule of Exceptions sets forth a complete list of any transaction between (a) the Company and (b) any of its officers or directors, any members of their immediate families or any of their affiliates that involve or involved obligations (contingent or otherwise) of, or payments to or from, the Company in excess of $5,000; other than (i) agreements relating to the ownership of the Company's securities, (ii) agreements relating to the employment or consulting relationship of such officer or director with the Company, (iii) agreements executed in connection with the transactions contemplated by the Series B Agreement and (iv) agreements involving the advancement of expenses in the ordinary course of business.

     2.12 Rights of Registration and Voting Rights. Except as contemplated in the Investor Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. Except as contemplated by the Stockholders' Agreement, neither the Company nor, to the Company's knowledge, any stockholder of the Company has entered into any agreements with respect to voting or giving of written consents of the capital stock of the Company or the voting or giving of written consents by a director of the Company.

     2.13 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

     2.14 Financial Statements. The Company has delivered to each Purchaser its audited financial statements (balance sheet and income and cash flow statements, including notes thereto) at December 31, 2005 and for the fiscal year then ended, and its unaudited financial statements (balance sheet and income statement) as at and for the three (3) month period ended March 31, 2006 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2006 (the "FINANCIAL STATEMENT DATE") and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and presently intends to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.15 Changes. Since December 31, 2005, there has not been:

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (b) any material damage, destruction or loss, whether or not covered by insurance, affecting the business (as such business is presently conducted and as it is proposed to be conducted), properties, prospects, or financial condition of the Company;

          (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business (as such business is presently conducted and as it is proposed to be conducted), properties, prospects or financial condition of the Company;

          (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

          (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (g) any resignation or termination of employment of any key officer or employee of the Company; and the Company, to its knowledge, does not know of any impending resignation or termination of employment of any such officer or employee;

          (h) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

          (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

          (l) any written notification that any customer of the Company who accounted for more than $30,000 of revenue during calendar year 2005 or was expected to account for more than $30,000 during calendar year 2006 (each, a "MAJOR CUSTOMER") is reducing in a material way its relationship with the Company or the use of the Company's service offerings from the Company's expectations with respect to such Major Customer;

          (m) any sale, lease, license, pledge, grant, encumbrance or other disposal of any of its properties or assets which are material, individually or in the aggregate, to its business, except in the ordinary course of business, consistent with past practice;

          (n) any incurrence of indebtedness for borrowed money or issuance of any debt securities, except in the ordinary course of business, consistent with past practice;

          (o) any material tax election made by the Company, or settlement or compromise of any tax liability, or any consent to the extension or waiver of any statute of limitations with respect to taxes; or

          (p) any arrangement or commitment by the Company to do any of the things described in this Section 2.15.

     2.16 Taxes.

          (a) Tax Returns and Payments. The Company has filed all tax returns and reports as required by Law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. There is no pending dispute with any taxing authority relating to any of such returns and the Company has not received notice of any proposed liability for any tax to be imposed upon the properties or assets of the Company. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "CODE"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization and other than elections that are reflected in the Company's tax returns) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge that is still in effect. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the Financial Statement Date, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

     2.17 Labor Agreements and Actions. The Company is not bound by or subject to (nor are any of its assets or properties bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the

Company. There are no material oral agreements between the Company and any of its officers or employees regarding employment or compensation. The Company does not have a present intention to terminate the employment of any officer or employee whose termination would have an adverse effect on the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

     2.18 Confidential Information and Invention Assignment Agreements. Each current or former employee or consultant of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the forms of the Company's Confidential Information and Invention Assignment Agreement attached hereto as Exhibit H. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

     2.19 Permits. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as it is now being conducted and as proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.20 Corporate Documents. The Restated Certificate and Bylaws, as amended, of the Company are in the form made available to the Purchasers. The minutes of meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders were made available to counsel for the Purchasers. Each such minute and action by written consent accurately reflects all actions by the directors and stockholders with respect to all transactions referred to in such minutes, or actions by written consent, in all material respects.

     2.21 Employee Benefit Plans.

          (a) The following definitions will apply to this Section 2.21:

               (i) "COMPANY EMPLOYEE PLAN" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any ERISA Affiliate for the benefit of any current or former employee, officer, director, consultant of the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate has or may have any liability or obligation;

               (ii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

               (iii) "ERISA AFFILIATE" shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c),
(m) or (o) of the Code or 4001 (b) of ERISA, and the regulations issued thereunder;

               (iv) "MULTIEMPLOYER PLAN" shall mean any "Pension Plan" (as defined below) which is a "multiemployer plan," as defined in Section 3(37) of ERISA;

               (v) "PENSION PLAN" shall mean each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA;

          (b) Schedule 2.21(b) of the Schedule of Exceptions sets forth a complete list of all Company Employee Plans.

          (c) Neither the Company nor any ERISA Affiliate contributes to or has any contingent obligations to any Multiemployer Plan. Neither the Company nor any ERISA Affiliate has incurred any liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA.

          (d) Neither the Company nor any ERISA Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code. Neither the Company nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Company Employee Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA.

          (e) To the Company's knowledge, each Company Employee Plan is now and has always been operated in both form and operation in all material respects in accordance with its terms and the requirements of all applicable laws, rules and regulations, including, without limitation, ERISA, the Code and any applicable securities and employment laws, rules and regulations, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by the Company or any ERISA Affiliate of any material liability, fine or penalty. No Company Employee Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither the Company nor any ERISA Affiliate nor any fiduciary of any Company Employee Plan has engaged in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Each Company Employee Plan may be amended, terminated or otherwise discontinued at any time without material liability to the participants, the Purchasers, the Company or any ERISA Affiliate, other than ordinary administration expenses.

          (f) Each Company Employee Plan intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service with respect to its qualified status under the Code, including, without limitation, all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, the application for such letter was accurate and complete, and nothing has occurred since the date of such letter that would adversely affect the qualified status of such Company Employee Plan.

     2.22 Disclosure. The Company has fully provided the Purchasers with all the information which the Purchasers have requested for deciding whether to acquire the Stock and all information which the Company believes is reasonably necessary to enable the Purchasers to make such a decision. No representation or warranty of the Company contained in this

Agreement and the exhibits attached hereto, or any certificate furnished or to be furnished to the Purchasers at the Closing or to stockholders of the Company in connection with the Repurchase, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The minute books of the Company made available to the Purchasers contain a true, complete and accurate summary of all meetings of any actions taken by the directors and stockholders of the Company since the date of the Company's formation.

     2.23 Insurance. The Company holds and maintains valid policies covering such casualties and contingencies and of such types and amounts as is customary for companies similarly situated.

     2.24 Environmental and Safety Law. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational heath and safety, and to its knowledge, no material expenditures are or shall be required in order to comply with any such existing statute, law or regulation.

     2.25 Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder and the Company has filed with the Internal Revenue Service all statements, if any, which are required under Section 1.897-2(h) of the Treasury Regulations.

     2.26 Investment Company Act of 1940. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.27 Brokers or Finders. Except as set forth in the Schedule of Exceptions, the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby.

     2.28 Section 83(b) Elections. To the Company's knowledge, all individuals who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares have timely filed elections under Section 83 (b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws.

     2.29 Obligations of Management. Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

     2.30 Peering Relationships.

     Section 2.30 of the Schedule of Exceptions sets forth a detailed list of peering arrangements between the Company and third parties, comprising direct connections between the Company and any third party and direct connections between the Company and any peering switch, which shall include the number and size of all circuits provided by such third party or peering switch, and where the circuits are interconnected.

     2.31 Outstanding Debt.

     As of March 31, 2006, the Company has Outstanding Debt (as defined in the Schedule of Exceptions) of $15,967,551.49. An itemized schedule listing the obligations and amounts that make up the Company's Outstanding Debt as of March 31, 2006 is attached as Schedule 2.31.

     2.32 April 2006 Revenue.

The Company's revenue as reported on its financial statements for April 2006 shall have been no less than $4,225,000, as calculated consistent with past practices.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

     3.1 Authorization. Such Purchaser has full power and authority to enter into this Agreement. The Transaction Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Stock.

     3.3 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management. The Purchaser understands that such discussions, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of any Purchaser to rely thereon.

     3.4 Restricted Securities. The Purchaser understands that the Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Stock is a "restricted security" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless the Stock is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Stockholders' Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

     3.5 No Public Market. The Purchaser understands that no public market now exists for any securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock.

     3.6 Legends. The Purchaser understands that the Stock, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR, IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) Any legend set forth in the other Transaction Agreements.

          (c) Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     3.7 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act.

     3.8 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including

(i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) and foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

4. CONDITIONS TO THE FUNDING COMMITMENT DATE.

     With respect to the obligations of each Purchaser to the Company to deliver the Funding Commitment Certificate under this Agreement, such obligations are subject to the fulfillment on or before the Funding Commitment Date of each of the following conditions set forth below, unless otherwise waived in writing by each of such Purchaser and the Company.

     4.1 Representations and Warranties. The representations and warranties of the Company contained in Sections 2 shall be true and correct as of the date hereof and shall be true and correct in all material respects on and as of the Funding Commitment Date with the same effect as though such representations and warranties had been made on and as of the date of the Funding Commitment Date.

     4.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with or by it on or before the Funding Commitment Date.

     4.3 Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchasers at the Funding Commitment Date a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

     4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance, sale and purchase of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing, including, without limitation, any and all filing requirements, waiting periods and other conditions of the Company and the Purchasers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     4.5 Stockholders' Agreement. The Company, each Purchaser and the stockholders of the Company necessary to amend that certain Stockholders' Agreement dated September 4, 2003 shall have executed and delivered the Stockholders' Agreement to the Escrow Agent. The Escrow Agent shall hold such agreement in escrow pending the satisfaction of the conditions set forth in
Section 5 and 6 (as evidenced by a certificate signed by the Company and the Purchasers purchasing a majority of the Stock) at which time the Escrow Agent shall release such agreement to the parties hereto and such agreement shall be effective upon such release.

     4.6 Management Rights Letter. The Company shall have executed and delivered to the Escrow Agent a letter relating to board observer and information rights in a form that is mutually acceptable to the Company and the Purchasers purchasing a majority of the Stock, which letter shall be finalized no later than three (3) business days following the date hereof, for the benefit of GS Capital Partners V Institutional, L.P. (the "Management Rights Letter"). The Escrow Agent shall hold such Management Rights Letter in escrow pending the satisfaction of the conditions set forth in Section 5 and 6 (as evidenced by a certificate signed by the Company and the Purchasers purchasing a majority of the Stock) at which time the Escrow Agent shall release such letter to the parties hereto and such letter shall be effective upon such release.

     4.7 Indemnification Agreement. The Company shall have executed an Indemnification Agreement for Pete Perrone, Joseph Gleberman and two other directors designated by an affiliate of GS Group (defined below) in the form attached hereto as Exhibit G and delivered such agreements to the Escrow Agent. The Escrow Agent shall hold such agreements in escrow pending the satisfaction of the conditions set forth in Section 5 and 6 (as evidenced by a certificate signed by the Company and the Purchasers purchasing a majority of the Stock) at which time the Escrow Agent shall release such agreements to the parties hereto and such agreement shall be effective upon such release.

     4.8 Stockholder Approval; Restated Certificate. The Company shall have received the necessary consents from its stockholders to effect the transactions contemplated hereunder, including the consent necessary to adopt the Restated Certificate. The Company shall have delivered the duly executed Restated Certificate to the Escrow Agent. The Escrow Agent shall hold the Restated Certificate in escrow pending the satisfaction of Section 5.8 at which time the Escrow Agent shall automatically release such document to the Company to be filed with the Delaware Secretary of State.

     4.9 Confidential Information and Invention Assignment Agreement. The Company and each of its current or former employees and consultants shall have entered into the Company's standard form Confidential Information and Invention Assignment Agreement, a form of which is attached hereto as Exhibit H.

     4.10 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser's counsel, and the Purchaser's counsel shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

     4.11 Investors Rights Agreement. The Company, each Purchaser and the stockholders of the Company necessary to amend that certain First Amended and Restated Investors' Rights Agreement dated January 9, 2004 shall have executed and delivered the Investors Rights Agreement to the Escrow Agent. The Escrow Agent shall hold such agreement in escrow pending the satisfaction of the conditions set forth in Section 5 and 6 (as evidenced by a certificate signed by the Company and the Purchasers purchasing a majority of the Stock) at which time the Escrow Agent shall release such agreement to the parties hereto.

     4.12 Escrow Agreement. The Company, the Stockholders' Representative and the Escrow Agent shall have executed and delivered an escrow agreement that is mutually acceptable to the Company and the Purchasers purchasing a majority of the Stock, which agreement shall be finalized no later than three (3) business days following the date hereof (the "ESCROW AGREEMENT").

     4.13 Exchange Agent Agreement. The Company and the Exchange Agent shall have executed and delivered an exchange agent agreement that is mutually acceptable to the Company and the Purchasers purchasing a majority of the Stock, which agreement shall be finalized no later than three (3) business days following the date hereof (the "EXCHANGE AGENT AGREEMENT"). Such Exchange Agent Agreement shall be effective only upon the Closing.

     4.14 Assurances of and "Clear Line of Sight" With Respect to Shares to Be Tendered. Securityholders of the Company shall have delivered Stockholder Tender Agreements and all related documents identified therein and/or the documents specified in the Offer to Purchase obligating them to sell at least 18,401,522 shares of capital stock in accordance with the terms of the Offer to Purchase.

     4.15 No Material Adverse Effect. No Material Adverse Effect has occurred with respect to the Company and its subsidiaries, taken as a whole.

     4.16 2006 Sale Participation Program. The Company shall have received the necessary consents from its stockholders to adopt a sale participation program in substantially the form attached hereto as Exhibit K.

     4.17 Approvals. The Company shall have received all authorizations, consents, and approvals required to undertake the transactions contemplated thereby under its agreements with Silicon Valley Bank, Partners for Growth and Quova, Inc.

     4.18 Termination of Executive Compensation Plan. The Company shall have terminated its Executive Compensation Plan, effective as of the end of the Company's second fiscal quarter.

     4.19 Allan Kaplan Consulting Agreement. The Company shall have entered into a written consulting agreement with Allan Kaplan, in a form reasonably acceptable to a majority in interest of the Purchasers, which shall provide for an annual compensation of at least $75,000 and health coverage consistent with Mr. Kaplan's current coverage. The term of such agreement shall be one year, renewable with mutual consent of the Company and Mr. Kaplan.

5. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING.

     The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived in writing by such Purchaser:

     5.1 Representations and Warranties. The representations and warranties of the Company contained in Sections 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date) except where the failure to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

     5.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with or by it on or before the Closing.

     5.3 Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

     5.4 Secretary's Certificate. The Secretary of the Company shall deliver to each Purchaser at the Closing a certificate stating that the copies of the Company's Restated Certificate and Bylaws and Board of Director and stockholder resolutions relating to the sale of the Stock attached thereto are true and complete copies of such documents and resolutions.

     5.5 Restated Certificate. Upon the release of the Restated Certificate by the Escrow Agent, the Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     5.6 Opinion of Counsel. Heller Ehrman LLP, special counsel to the Company, shall have delivered to the Purchasers an opinion in substantially the form attached hereto as Exhibit I and Greenberg Traurig LLP, corporate counsel to the Company, shall have delivered to the Purchasers an opinion in substantially the form attached hereto as Exhibit J.

     5.7 Board of Directors. As of the Closing, the size of the Board of Directors shall be set at seven (7) persons and shall consist of: Allan Kaplan, Nathan Raciborski, William Rinehart, Pete Perrone, Joseph Gleberman and two other directors designated by an affiliate of GS Group (defined below).

     5.8 Closing of Offer to Purchase. At least 18,401,522 shares of capital stock shall have been validly tendered in accordance with the terms of the Offer to Purchase and not withdrawn, all conditions to the Company's obligations to accept such shares for payment have been satisfied or waived, and the Company shall have accepted such shares for payment and have an irrevocable obligation to make payment for such shares.

     5.9 Funding Commitment Date Deliverables. All documents required to be delivered by the Company at or prior to the Funding Commitment Date shall be delivered by the Company to the Purchasers unmodified, except to change dates as appropriate.

6.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

     The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived:

     6.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

     6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with.

     6.3 Restated Certificate. After the release of the Restated Certificate by the Escrow Agent, the Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     6.4 Management Rights Letter and Escrow Agreenment. The Company and the Purchasers shall negotiate the Management Rights Letter and Escrow Agreement, in forms reasonably acceptable to the Company.

7.   HOLD HARMLESS; INDEMNIFICATION

     7.1  Escrow; Hold Harmless.

          (a) After the Closing, the Purchasers and their affiliates and their respective officers, directors and employees (collectively, the "Indemnified Parties") shall be held harmless by the Tendering Stockholders for any claims, liabilities, losses, damages, costs, deficiencies, expenses, and penalties incurred by or on behalf of the Indemnified Parties including, without limitation, reasonable attorneys' fees and expenses of investigation and defense incurred, sustained or paid by the Indemnified Parties, directly or indirectly, net of any recoveries under insurance policies or indemnities from third parties (collectively, "Losses"), arising out of, based upon or resulting from:

               (i) any inaccuracy or breach of any representation or warranty or, with respect only to claims relating to Section 2.8 hereof, any alleged inaccuracy or alleged breach of any representation or warranty in such Section 2.8, made by the Company in this Agreement or in any certificate, instrument or other document delivered by or on behalf of the Company to the Purchasers pursuant to this Agreement;

               (ii) the breach of any covenant or agreement made by the Company in this Agreement or in any certificate, instrument or other document delivered by or on behalf of the Company to the Purchasers pursuant to this Agreement;

               (iii) any claims made by any Tendering Stockholder in connection with this Agreement or the transactions contemplated hereby, whether based upon any breach of fiduciary or other duty by any officer, director or stockholder of the Company or otherwise, or any claims by any officer, director or stockholder of the Company to indemnification by the Company with respect to any such claims; and

               (iv) any Taxes of the Company attributable to any full or partial Tax periods ending on or prior to the Closing in excess of any specific reserve therefore reflected in the Financial Statements.

          (b) Notwithstanding anything to the contrary contained in this
Agreement:

               (i) with respect to indemnification by the Tendering Stockholders, except with respect to indemnification claims for Losses based on fraud, willful misconduct or intentional misrepresentation (x) the Escrow shall be the sole and exclusive right and remedy for any Losses arising out of any and all claims relating to the subject matter of this Agreement, and (y) the maximum amount that may be recovered from any single Tendering Stockholder shall be limited to such stockholder's pro-rata share of the Escrow;

               (ii) subject to Section 7.1(b)(iii), and except with respect to indemnification claims for Losses based on a breach of a representation or warranty contained in Section 2.2 or Section 2.16, no payment from the Escrow with respect to any Losses otherwise payable hereunder shall be payable until such time as all such Losses including any Excess IP Expenses, shall aggregate to more than $300,000 (the "ESCROW BASKET"), after which time only such Losses in excess of such amount may be reimbursable from the Escrow. For purposes of determining if a claim should be included in calculating the aggregate value of the claims, no individual claim with a value of less than $15,000 shall be included, however, related claims of any size shall be treated as one "claim" and shall be aggregated to determine if such claim exceeds the $15,000 threshold; and thus should be included in the Escrow Basket. With respect to indemnification claims for Losses based on a breach of a representation or warranty contained in Section 2.2 or Section 2.16, no payment from the Escrow with respect to any Losses otherwise payable hereunder shall be payable until such time as all such Losses shall aggregate to more than $15,000, after which time only such Losses in excess of such amount may be reimbursable from the Escrow;

               (iii) with respect only to any alleged inaccuracy or alleged breach of Section 2.8 hereof, the following provisions shall apply: with respect to any claim by a third party alleging infringement of its Intellectual Property Rights or otherwise alleging facts that would constitute a breach of Section 2.8 hereof (the "THIRD PARTY INFRINGEMENT CLAIM"), the Company shall bear the expenses for defending and settling any such Third Party Infringement Claim; provided that upon the occurrence of the Company incurring expenses in excess of $500,000 with respect to all such Third Party Infringement Claims ("EXCESS IP EXPENSES"), such Excess IP Expenses shall be deemed to be Losses and be aggregated with all Losses until the Escrow Basket amount has been reached. After the Escrow Basket amount has been reached, 50% of any further Excess IP Expenses incurred by the Company shall be payable by the Tendering Stockholders to the Company out of the Escrow. All such payments of further Excess IP Expenses pursuant to this Section 7.1(b)(iii) shall be made by Escrow Agent to the Company upon notice from the Company that the Company has incurred such further Excess IP Expenses. For purposes of determining if a claim or expense should be included in calculating the aggregate value of the claims and expenses with respect to satisfying the aforementioned $500,000 threshold and the Excess IP Expenses, if any, no individual claim or expense with a value of less than $15,000 shall be included, however, related claims of any size shall be treated as one "claim" and shall be aggregated to determine if such claim exceeds the $15,000 threshold; and thus should be applied toward the $500,000 threshold and included in the Excess IP Expenses;

               (iv) no claim for indemnification from the Tendering Stockholders shall be made unless asserted by a written notice delivered to the Stockholders' Representative

(as defined below) on or prior to the Escrow Termination Date in accordance with the Escrow Agreement;

               (v) in the event that any Losses that would otherwise have been payable pursuant to this Section 7 are satisfied in whole or in part by an adjustment to the conversion price of the Series B Preferred Stock as provided under Article IV Section A(4)(e) of the Restated Certificate, then no claim for indemnification shall be made or paid to the extent and only to the extent that such Losses were compensated through such adjustment; and

               (vi) except with respect to claims based on fraud, willful misconduct or intentional misrepresentation, an Indemnified Party shall have no recourse for a claim against the Company if such claim is subject to indemnification by the Tendering Stockholders pursuant to this Section 7 until the earlier of the Escrow Termination Date or the date on which the entire Escrow has been distributed and provided that no claim shall be made against the Company until such time as all such claims shall aggregate to more than $15,000 after which time only those claims in excess of such amount may be made. Notwithstanding the foregoing, an Indemnified Party shall be entitled to pursue any claim against the Company if such Indemnified Party reasonably believes in good faith that (a) the funds remaining in Escrow will likely not be sufficient to satisfy such claim and (b) the delay in filing such claim pending resolution of an indemnification claim hereunder is likely to cause such Indemnified Party to lose its right to pursue such claim under applicable statutes of limitations.

     7.2 Indemnification Procedures.

          (a) The obligations and liabilities of Indemnifying Parties under this
Section 7 with respect to Losses arising from (i) actual claims or demands or
(ii) claims or demands threatened in writing and for which an actual claim or demand is made within a reasonable period of time of such threat by any third party which are subject to the indemnification provided for in this Section 7 ("Third Party Claims") shall be governed by and be contingent upon the following additional terms and conditions. If an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Stockholders' Representative notice of such Third Party Claim within fifteen (15) days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release an Tendering Stockholders from any of its obligations under this Section 7 except to the extent that such Tendering Stockholders is actually prejudiced by such failure. The notice of claim shall describe in reasonable detail the facts known to the Indemnified Party giving rise to such indemnification claim, and the amount or good faith estimate of the amount arising therefrom.

          (b) The Tendering Stockholders shall be entitled to assume and control the defense of any Third Party Claim through counsel of its choice (such counsel to be reasonably acceptable to the Indemnified Party) if it gives notice of its intention to do so to the Indemnified Party and acknowledges to the Indemnified Party in writing the Tendering Stockholders' obligation to indemnify the Indemnified Party with respect to all elements of such claim (subject to any limitations on such liability contained in this Agreement); provided, however, under all circumstances and notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to and shall defend such all Third Party Infringement Claims. If, however, the Tendering Stockholders fails or refuses to undertake the defense of such Third Party Claim within fifteen (15) days after written notice of such claim has been delivered to the Tendering Stockholders by the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise and settlement of such Third Party Claim with counsel of its own choosing (such counsel to be reasonably acceptable to the Tendering Stockholders) and the costs and expenses of such defense shall be paid from the Escrow. If the Indemnified Party is entitled to control the defense of an action, the Tendering Stockholders shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such claim or legal proceeding, which consent shall not be unreasonably withheld or delayed; provided, however, that such consent shall not be required in connection with a settlement of, or the stipulation of any judgment arising from a Third Party Infringement Claim. The Indemnified Party shall cooperate with the Tendering Stockholders in such defense and make available to the Tendering Stockholders, at the Tendering Stockholders' expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably requested by the Tendering Stockholders. In the event the Indemnified Party or the Company, as the case may be, is entitled to control the defense of an action (including a Third Party Infringement Claim), the Indemnified Party or the Company, as the case may be, shall provide the Stockholders' Representative with periodic updates regarding the defense of such actions and such information as the Stockholders' Representative may reasonably request, provided that such information need not be provided if the Indemnified Party or the Company, as the case may be, reasonably believes that such exclusion is necessary to preserve attorney-client, work product or similar privilege. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel (such counsel to be reasonably acceptable to the Tendering Stockholders) at its own expense; provided, however, that if there exists a conflict of interest between the Tendering Stockholders and the Indemnified Party, then the Indemnified Party shall have the right to engage separate counsel (such counsel to be reasonably acceptable to the Tendering Stockholders), the reasonable costs and expenses of which shall be paid from the Escrow, but in no event shall the Tendering Stockholders be liable for the costs and expenses of more than one such separate counsel. Except with the written consent of the Indemnified Party (not to be unreasonably withheld or delayed), the Tendering Stockholders will not, in the defense of a Third Party Claim, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving to the Indemnified Party and the Company by the third party of a release from all liability with respect to such suit, claim, action, or proceeding. Notwithstanding the foregoing, however, except with respect to Third Party Infringement Claims which shall be defended by the Company, the Indemnified Party shall be entitled to the control of the defense of any such action if it
(i) is reasonably likely to result in liabilities which, taken with other then existing claims by any of the Indemnified Parties under this Section 7, would not be fully indemnified hereunder, or (ii) is reasonably likely to result in a material adverse effect as to the Indemnified Party even if the Tendering Stockholders pays all indemnification amounts in full.

     7.3 Stockholders' Representative.

          (a) Michael Gordon (such person and any successor or successors being the "Stockholders' Representative") shall act as the representative of the Tendering Stockholders, and shall be authorized to act on behalf of the Tendering Stockholders and to take any and all actions required or permitted to be taken by the Stockholders' Representative under this

Agreement with respect to any claims (including the settlement thereof) made by an Indemnified Party for indemnification pursuant to this Section 7 and with respect to any actions to be taken by the Stockholders' Representative pursuant to the terms of the Escrow Agreement. The Stockholder Representative shall be entitled to exercise power with respect to the foregoing, including, without limitation, to (i) authorize the delivery of amounts from the Escrow to an Indemnified Party in satisfaction of claims by an Indemnified Party, (ii) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to any claims for indemnification, and (iii) take all actions necessary in the judgment of the Stockholders' Representative for the accomplishment of the foregoing. In all matters relating to the foregoing, the Stockholders' Representative shall be the only party entitled to assert the rights of the Tendering Stockholders. The Indemnified Parties shall be entitled to rely on all statements, representations and decisions of the Stockholders' Representative. The Stockholders' Representative is not entitled to amend this Agreement or take any actions relating to this Agreement prior to the Closing.

          (b) The Tendering Stockholders shall be bound by all actions taken by the Stockholders' Representative in his capacity thereof, except for any action that conflicts with the limitations set forth in subsection (d) below. The Stockholders' Representative shall promptly, and in any event within ten business days, provide written notice to the Tendering Stockholders of any action taken on behalf of them by the Stockholders' Representative pursuant to the authority delegated to the Stockholders' Representative under this Section
7. The Stockholders' Representative shall at all times act in his or her capacity as Stockholders' Representative in a manner that the Stockholders' Representative believes to be in the best interest of the Tendering Stockholders. Neither the Stockholders' Representative nor any of its directors, officers, agents or employees, if any, shall be liable to any person for any error of judgment, or any action taken, suffered or omitted to be taken under this Agreement or the Escrow Agreement, except in the case of its gross negligence, bad faith or willful misconduct. The Stockholders' Representative may consult with legal counsel, independent public accountants and other experts selected by it. The Stockholders' Representative shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Escrow Agreement. As to any matters not expressly provided for in this Agreement or the Escrow Agreement, the Stockholders' Representative shall not exercise any discretion or take any action.

          (c) Each Tendering Stockholder on whose behalf a portion of its consideration was contributed to the Escrow shall, severally and not jointly, hold harmless and reimburse the Stockholders' Representative from and against such Tendering Stockholder's ratable share of any and all liabilities, losses, damages, claims, costs or expenses suffered or incurred by the Stockholders' Representative arising out of or resulting from any action taken or omitted to be taken by the Stockholders' Representative as Stockholder Representative under this Agreement or the Escrow Agreement ("STOCKHOLDER REPRESENTATIVE EXPENSES"), other than such liabilities, losses, damages, claims, costs or expenses (including the reasonable fees and expenses of any legal counsel retained by the Stockholders' Representative) arising out of or resulting from the Stockholders' Representative's gross negligence, bad faith or willful misconduct; provided, however, that no such Tendering Stockholder shall be liable in excess of such Tendering Stockholder's pro rata portion of the Escrow. The Stockholders' Representative shall be entitled to recover up to $500,000 of any Stockholder Representative Expenses paid to third parties from the Escrow at any time prior to the distribution of funds to the Tendering Stockholders. In the event there are any remaining funds in the Escrow to be distributed to stockholders of the Company immediately prior to the final distribution from the Escrow pursuant to the Escrow Agreement, the Stockholders' Representative shall be entitled to recover any such expenses in excess of $500,000 from the Escrow prior to the distribution of funds to the Tendering Stockholders.

          (d) Notwithstanding anything to the contrary herein or in the Escrow Agreement, the Stockholders' Representative is not authorized to, and shall not, accept on behalf of any Tendering Stockholder any consideration to which such Tendering Stockholder is entitled under this Agreement and the Stockholders' Representative shall not in any manner exercise, or seek to exercise, any voting power whatsoever with respect to shares of capital stock of the Company or Purchasers now or hereafter owned of record or beneficially by any Tendering Stockholder unless the Stockholders' Representative is expressly authorized to do so in a writing signed by such Tendering Stockholder.

          (e) In the event of the resignation, removal, death or incapacity of the Stockholders' Representative, a successor shall thereafter be appointed by an instrument in writing signed by such successor and by the Tendering Stockholders holding a majority of the outstanding shares of Common Stock of the Company immediately prior to the Closing, and such appointment shall become effective as to any such successor when a copy of such instrument shall have been delivered to Purchasers in accordance with Section 10.5.

8.   CONDUCT OF BUSINESSES PENDING THE CLOSING

     8.1 Conduct of Business by the Company Pending the Closing. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, the Company agrees (except to the extent that a majority in interest of the Purchasers shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course and in substantially the same manner as previously conducted, to use all reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and consultants and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that its goodwill and ongoing businesses would be unimpaired, in any material respect, at the Closing. The Company shall promptly notify Purchasers of any material event or occurrence not in the ordinary course of business of the Company. By way of amplification and not limitation, except as contemplated by this Agreement, the Company shall not, between the date of this Agreement and the Closing, do any of the following without the prior written consent of a majority in interest of the Purchasers:

          (a) amend or otherwise change its Certificate of Incorporation or Bylaws or equivalent organizational documents;

          (b) issue, sell, pledge, dispose of, grant, encumber, authorize or propose the issuance, sale, pledge, disposition, grant or encumbrance of any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock or any other ownership interest (including, without limitation, any phantom interest), of the Company, or accelerate the vesting of any such security, except pursuant to the terms of options, warrants or preferred stock outstanding on the date of this Agreement;

          (c) sell, lease, license, pledge, grant, encumber or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to its business, except in the ordinary course of business, consistent with past practice;

          (d) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

          (e) split, combine, subdivide, redeem or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party, and except in connection with the transactions contemplated hereby;

          (f) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest or any assets in any corporation, partnership, other business organization or any division thereof;

          (g) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances; except in the ordinary course of business, consistent with past practice;

          (h) enter into any lease or contract for the purchase or sale of any property, real or personal except in the ordinary course of business, consistent with past practice;

          (i) increase, or agree to increase, the compensation (cash, equity or otherwise) payable, or to become payable, to its officers or employees, except
(A) pursuant to agreements outstanding on the date hereof, (B) as previously disclosed in writing and delivered to Purchasers and (C) with respect to non-officer employees only, such increases as approved by the Company, consistent with past practices and provided that the Company used reasonable efforts to obtain the prior approval of the Purchasers, or grant any severance or termination pay (cash, equity or otherwise) to, or enter into any employment or severance agreement with, any of its directors, officers or other employees, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other Company Employee Plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee; provided, however, that the foregoing provisions of this subsection shall not apply to any amendments to employee benefit plans described in Section 3(3) of ERISA that may be required by Law;

          (j) authorize cash payments in exchange for any options granted under any of such plans except as specifically required by the terms of such plans or any such agreement or any related agreement in effect as of the date of this Agreement and disclosed in the Schedule of Exceptions;

          (k) make or change any material tax election, settle or compromise any tax liability, or consent to the extension or waiver of any statute of limitations with respect to taxes.

     8.2 Litigation. The Company shall notify the Purchasers in writing promptly after learning of any material claim, action, suit, arbitration, mediation, proceeding or investigation by or before any court, arbitrator or arbitration panel, board or other governmental entity initiated by it or against it, or known by it to be threatened against it or any of its officers, directors, employees or stockholders in their capacity as such.

     8.3 Notification of Certain Matters. Purchasers shall give reasonably prompt notice to the Company, and the Company shall give reasonably prompt notice to Purchasers, of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate, in any material respect, or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied, in any material respect; and (ii) any failure or inability of Purchasers or the Company, as the case may be, to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

     8.4 Tax Reporting. The parties hereto agree and acknowledge that each party hereto shall (A) take the position for federal income tax purposes and all comparable provisions of state law that the Series B Preferred Stock issued pursuant to this Agreement is not "preferred stock" for purposes of Section 305 of the Code and (B) file all tax returns and reports (including information returns) so as not to include any amount in income of the holder of the Series B Preferred Stock under Section 305(b)(4) or (5) of the Code with respect to the holding or issuance of the Series B Preferred Stock issued pursuant to this Agreement.

9.   SATISFACTION OF FUNDING COMMITMENT AND CLOSING CONDITIONS; TERMINATION.

     9.1 Satisfaction of Closing Conditions. The Company and the Purchasers shall each use its reasonable best efforts to satisfy the conditions set forth in Section 4, Section 5 and Section 6, respectively.

     9.2 Termination Events. This Agreement may be terminated at any time prior to the Closing:

          (a) by the mutual written consent of the Company and the Purchasers;

          (b) by either the Company or the Purchasers, if the Closing shall not have been consummated by August 30, 2006 for any reason; provided, however, that the right to terminate this Agreement under this Section 9.2(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement.

          (c) by either Company or the Purchasers, if a governmental entity shall have issued an order, decree or ruling or taken any other action after the date hereof, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, which order, decree, ruling or other action shall have become final and nonappealable;

          (d) by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of the Purchasers set forth in this Agreement, or if any representation or warranty of the Purchasers shall have become untrue, in either case such that the conditions set forth in Section 6.1 or Section 6.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Purchasers' representations and warranties or breach by the Purchasers is curable by the Purchasers through the exercise of its commercially reasonable efforts, then the Company may not terminate this Agreement under this
Section 9.2(d) for thirty (30) days after delivery of written notice from the Company to the Purchasers of such breach, provided the Purchasers continue to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this paragraph (d) if such breach or inaccuracy by the Purchasers is cured during such thirty (30) day period);

          (e) by the Purchasers upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 5.1 or Section 5.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company through the exercise of its commercially reasonable efforts, then the Purchasers may not terminate this Agreement under this Section 9.2(e) for thirty (30) days after delivery of written notice from the Purchasers to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Purchasers may not terminate this Agreement pursuant to this paragraph (e) if such breach or inaccuracy by the Company is cured during such thirty (30)-day period);

          (f) by the Purchasers, if a Material Adverse Effect has occurred prior to the Funding Commitment Date with respect to the Company and its subsidiaries taken as a whole; provided, that if such Material Adverse Effect is curable by the Company or any of its subsidiaries through the exercise of its commercially reasonable efforts, then the Purchasers may not terminate this Agreement under this Section 9.2(f) for thirty (30) days after delivery of written notice from the Purchasers to the Company of such Material Adverse Effect, provided the Company continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that the Purchasers may not terminate this Agreement pursuant to this paragraph (f) if such Material Adverse Effect is cured during such thirty (30)-day period).

10.  MISCELLANEOUS.

     10.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except for the persons intended to be benefited pursuant to Section 7 or as expressly provided in this Agreement.

     10.2 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     10.3 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

     10.4 Titles and Subtitle. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient (if not, then on the next business day), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, with a copy to Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304, Attn: Mark L. Reinstra and to Goldman Sachs & Co., One New York Plaza, 30th Floor, NY, NY 10004, Attn: Ben Adler, or as subsequently modified by written notice, and if to the Company, with a copy to Heller Ehrman LLP, 275 Middlefield Road, Menlo Park, CA 94025, Attn: Jon Gavenman.

     10.6 Finder's Fees. Each party represents that, except as set forth in the Schedule of Exceptions, it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     10.7 Fees. If the Closing is effected, the Company will pay the reasonable fees and expenses of Wilson Sonsini Goodrich & Rosati, PC, special legal counsel to the GS Entities (defined below), KPMG LLP and McKinsey & Company, If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction

Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.8 Amendments and Waiver. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Stock purchased hereunder; provided, however, that (a) any amendment to or waiver of Sections 1.4(c) and 7 shall require the consent of the Stockholders' Representative and (b) any amendment to or waiver of Section 10.12 shall require the consent of the majority of the Board of Directors, including the approval of a majority of the Common Directors, as such term is defined by the Restated Certificate. Any amendment or waiver effected in accordance with this Section
10.8 shall be binding upon the Purchasers and each transferee of the Stock, each future holder of all such Stock, and the Company.

     10.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     10.10 Delays or Omission. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     10.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

     10.12 Confidentiality. Each Purchaser agrees, during the period ending five
(5) years from the date hereof, severally and not jointly, to use, and to use commercially reasonable efforts to ensure that its authorized representatives use, the same degree of care as such Purchaser uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies in writing as being proprietary or confidential except such information that (a) was in the public domain prior to the time it was furnished to such Purchaser, (b) is or becomes (through no willful improper action or inaction by such Purchaser) generally available to the public, (c) was in its possession or known by such Purchaser without restriction prior to receipt from the Company, (d) was rightfully disclosed to such Purchaser by a third party without restriction or (e) was independently developed without any use of the Company's confidential information. Notwithstanding the foregoing, each Purchaser may disclose such proprietary or confidential information to (i) any former partner who has retained an economic interest in such Purchaser, current or prospective partner, limited partner, general partner or management company of such Purchaser (or any employee or representative of any of the foregoing) (each of the foregoing persons, a "PERMITTED DISCLOSEE") or (ii) a person acting as an advisor to Purchaser, or a potential co-investor with Purchaser, except with the consent of the Company or pursuant to a subpoena, Civil Investigative Demand (or similar process), order, statute, rule or other legal requirement promulgated or imposed by a court or by a judicial, regulatory, self-regulatory or legislative body, organization, agency or committee or otherwise in connection with any judicial or administrative proceeding (including, in response to oral questions, interrogatories or requests for information or documents) in which a Permitted Disclosee is involved. Furthermore, nothing contained herein shall prevent any Purchaser or Permitted Disclosee from (a) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Purchaser or Permitted Disclosee does not, except as permitted in accordance with this Section 10.12, disclose any proprietary or confidential information of the Company in connection with such activities, or
(b) making any disclosures required by law, rule, regulation or court or other governmental order. Notwithstanding the provisions of this Section 10.12, in the event that the Company and a Purchaser have executed a nondisclosure agreement relating to the subject matter of this Agreement, such nondisclosure agreement shall govern the confidentiality obligations of the Company and such Purchaser and shall supercede the provisions of this Section 10.12.

     10.13 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Stock.

     10.14 Survival of Warranties. Except with respect to Section 2.2, Section
2.16 and Section 10.12, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive for a period of 18 months after the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company. The representations, warranties and covenants of the Company and the Purchasers set forth in Section 2.2, Section 2.16 and
Section 10.12 shall survive the Closing. Except as set forth in Section 7.1(b)(vi), nothing contained in Section 7 or elsewhere herein shall be construed to limit the Purchasers' ability to seek recourse against the Company for breaches of any surviving representation, warranty and covenant.

     10.15 Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any other party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

     10.16 Other Engagements and Activities. The investment in the Company being made by certain investment funds affiliated with The Goldman Sachs Group, Inc. ("GS GROUP") (each, a "GS ENTITY") pursuant to this Agreement is being made notwithstanding any engagement, prior to or subsequent to the date hereof by the Company of any affiliate of GS Group as financial advisor, agent or underwriter to the Company, and none of the other Purchasers hereto have relied on GS Group to make their investment decision to purchase any Shares.

     10.17 No Promotion. Except as required by Law, the Company agrees that neither it nor any of its directors, officers, employees, agents or representatives will, without the prior written consent of GS Group, (i) use in advertising, publicity, or otherwise the name of The Goldman Sachs Group, Inc. or Goldman, Sachs & Co., or any GS Entity or any partner or employee thereof, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by GS Group or any of its affiliates, or (ii) represent, directly or indirectly, that any product or any service provided by the Company has been approved or endorsed by GS Group, Goldman Sachs & Co. or any GS Entity. Notwithstanding the foregoing, so long as the GS Entities are stockholders of the Company, the Company and any Purchaser may disclose that the GS Entities are stockholders of the Company and the amount or percentage of Company securities held by the GS Entities. In the event the Company or any of its subsidiaries is required to make a filing with any Governmental Authority (as defined below) that references any of the GS Entities (or their affiliates) or contains information relating to any of the GS Entities (or their affiliates) (the "GS INFORMATION"), the Company shall (i) furnish a copy of such filing to the GS Group as promptly as practicable prior to the time the Company makes such filing and (ii) consult with the GS Group with respect to the disclosure of the GS Information in such filing. For purposes of this
Section 10.17, "Governmental Authority" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority. This Section 10.17 shall survive termination of this Agreement.

     10.18 Exclusivity. Until the earliest of (a) the Closing or (b) the termination of this Agreement pursuant to Section 9, the Company will not, and will cause any person acting on its behalf not to, directly or indirectly solicit, negotiate with respect to, facilitate, or accept any offers for the purchase of, or sell or transfer (whether by merger, consolidation, or otherwise), any shares of capital stock, or options or warrants to purchase any such stock or any securities convertible into or exchangeable for any such stock and shall terminate any existing activities or discussions with any party other than the Purchasers and their representatives, and the Company shall promptly advise the Purchasers of any inquiry or proposal relating thereto that may be received, including the terms of the proposal and identity of the inquirer or offeror.

                                      * * *

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        COMPANY:

                                        LIMELIGHT NETWORKS, INC.


                                        By: /s/ William Rinehart
                                            ------------------------------------
                                            William Rinehart
                                            Chief Executive Officer


                                        STOCKHOLDERS' REPRESENTATIVE:


                                        /s/ Michael Gordon
                                        ----------------------------------------
                                        Michael Gordon

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        GS CAPITAL PARTNERS V FUND, L.P.
                                        BY: GSCP V Advisors, L.L.C
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V OFFSHORE FUND,
                                        L.P.
                                        BY: GSCP V Offshore Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V GmbH & CO. KG
                                        BY: GS Advisors V. L.L.C.
                                            its Managing Limited Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V INSTITUTIONAL,
                                        L.P.
                                        BY: GS Advisors V, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        THE SAN DOMENICO TRUST UDT DATED
                                        AUGUST 12, 1999


                                        By: /s/ Susan Reinstra
                                            ------------------------------------
                                        Name: Susan Reinstra
                                        Title: TRUSTEE

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        WS INVESTMENT COMPANY, LLC (2006A)


                                        By: /s/ Ken Clark
                                            ------------------------------------
                                        Name: Ken Clark
                                        Title: Member


                                        WS INVESTMENT COMPANY, LLC (2006C)


                                        By: /s/ Ken Clark
                                            ------------------------------------
                                        Name: Ken Clark
                                        Title: Member

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        PURCHASER:

                                        FOR INDIVIDUAL:


                                        /s/ Jon Gavenman
                                        ----------------------------------------
                                        Signature

                                        Jon Gavenman
                                        Print Name

                                        Address 288 N. Avalon Drive
                                                Los Altos, CA 94022


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        PURCHASER:

                                        FOR INDIVIDUAL:


                                        /s/ Mark Windfield - Hansen
                                        ----------------------------------------
                                        Signature

                                        Mark Windfield - Hansen
                                        Print Name

                                        Address: 918 Dunston Rd.
                                                 Redwood City, CA 94062


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        PURCHASER:

                                        FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                                        Address:
                                                 -------------------------------

                                                 -------------------------------


                                        FOR ENTITY:

                                        VLGI 2006
                                        Printed Name of Entity


                                        By: /s/ Mark Royer
                                            ------------------------------------
                                        Signature

                                        Mark Royer, Fund Manager
                                        Printed Name and Title

                                        Address: 275 MIDDLEFIELD ROAD
                                                 WENLO PARK, CA 94025

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

          The parties have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first written above.

                                        PURCHASER:

                                        FOR INDIVIDUAL:


                                        /s/ Steven Tonsfeldt
                                        ----------------------------------------
                                        Signature

                                        Steven Tonsfeldt
                                        Print Name

                                        Address: 75 Holbrook Lane
                                                 Atherton, CA 94027


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature


                                        ----------------------------------------
                                        Printed Name and Title

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
            SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                               FIRST AMENDMENT TO
                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     This Amendment to the Series B Convertible Preferred Stock Purchase Agreement is made as of the 22nd day of June, 2006, by and among Limelight Networks, Inc., a Delaware corporation (the "COMPANY") and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Company's Series B Preferred Stock to be purchased pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of May 18, 2006 (the "PURCHASE AGREEMENT," and such holders, the "INITIAL PURCHASERS").

                                    RECITALS

     A Pursuant to Section 10.8 of the Purchase Agreement, any term of the Purchase Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock purchased thereunder.

     B. The Company and the Initial Purchasers wish to amend the Purchase Agreement to provide for, among other things, an increase in the Offering Funds (as defined therein), subsequent revisions of the schedule of purchasers, clarification of the indemnification obligations of the Tendering Stockholders (as defined therein) and such other changes as set forth herein.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. Increase in Offering Funds. The reference to "$100,000,000" in the definition of Offering Funds as provided in Section 1.4(a) of the Purchase Agreement is hereby replaced with "$102,300,000."

     2. Clarification of Indemnification Obligation. Section 7.l(b)(i) of the Purchase Agreement is hereby replaced in its entirety to read as follows:

          "7.1(b)(i) Except with respect to indemnification claims for Losses based on fraud, willful misconduct or intentional misrepresentation
          (x) the Escrow shall be the sole and exclusive right and remedy for any Losses arising out of any and all claims relating to the subject matter of this Agreement, and (y) the maximum amount that may be recovered from any single Tendering Stockholder shall be limited to such stockholder's pro-rata share of the Escrow, and with respect to indemnification claims for Losses based on fraud, willful misconduct or intentional misrepresentation (A) of a Tendering Stockholder, the sole and exclusive right and remedy for any such Losses shall be against such Tendering Stockholder and
          (B) of the Company, to the extent that the Tendering Stockholder's are held liable therefor, the maximum amount that may be recovered from any single Tendering Stockholder shall be limited to such stockholder's pro-rata share of the Offering Funds used for the Repurchase; provided, however, that if such Tendering Stockholder shall have had knowledge of such fraud, willful misconduct or intentional misrepresentation, the limitation in this Section 7.l(b)(i) shall not apply."

     3. New Condition to Closing. The currently existing provisions of Section
4.4 of the Purchase Agreement relating to, among other things, requirements under the Hart-Scott-Rodino Act, shall be moved to a new Section 5.10 of the Purchase Agreement and Section 4.4 shall now read "[Intentionally Omitted]".

     4. Revised Schedule of Purchasers. Until the Closing (as defined in the Purchase Agreement), upon the mutual consent of the Company and the holders of a majority in interest held by the Initial Purchasers, the Schedule of Purchasers may be amended to revise the parties listed thereto and the amounts of investment to which any Purchaser (including an Initial Purchaser) may be entitled to purchase; provided however, that in no event may the Schedule of Purchasers be amended such that the Company is obligated to sell more than 25,557,661 shares of Series B Preferred Stock. Upon the delivery to the Company of a signature page to the Purchase Agreement, any additional parties (as approved upon mutual consent of the Company and the holders of a majority in interest held by the Initial Purchasers) added to the Schedule of Purchasers shall be considered "Purchasers" for the purposes of the Purchase Agreement.

     5. Allan Kaplan Employment Agreement. All references to a "consulting" agreement in Section 4.19 shall be deemed to be replaced with references to "employment" agreement.

     6. Original Agreement. Except as set forth above, the remainder of the Purchase Agreement shall remain in full force and effect and shall be binding on all parties thereto.

     7. Counterparts. This First Amendment to Series B Convertible Preferred Stock Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        COMPANY:

                                        LIMELIGHT NETWORKS, INC.


                                        By: /s/ William Rinehart
                                            ------------------------------------
                                            William Rinehart
                                            Chief Executive Officer


                                        PURCHASERS:

                                        GS CAPITAL PARTNERS V FUND, L.P.

                                        BY: GSCP V Advisors, L.L.C.
                                            its General Partner


                                        BY:
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V OFFSHORE FUND,
                                        L.P.

                                        BY: GSCP V Offshore Advisors, L.L.C.
                                            its General Partner


                                        BY:
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V GMBH & CO. KG

                                        BY: GS Advisors V. L.L.C.
                                            its Managing Limited Partner


                                        BY:
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V INSTITUTIONAL,
                                        L.P.

                                        BY: GS Advisors V, L.L.C.
                                            its General Partner


                                        BY:
                                            ------------------------------------

   [Signature Page to First Amendment to Series B Convertible Preferred Stock
                              Purchase Agreement]

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        COMPANY:

                                        LIMELIGHT NETWORKS, INC.


                                        By:
                                            ------------------------------------
                                            William Rinehart
                                            Chief Executive Officer


                                        PURCHASERS:

                                        GS CAPITAL PARTNERS V FUND, L.P.

                                        BY: GSCP V Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        NAME: JOSEPH P. DISABATO
                                        TITLE: MANAGING DIRECTOR


                                        GS CAPITAL PARTNERS V OFFSHORE FUND,
                                        L.P.

                                        BY: GSCP V Offshore Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        NAME: JOSEPH P. DISABATO
                                        TITLE: MANAGING DIRECTOR


                                        GS CAPITAL PARTNERS V GMBH & CO. KG

                                        BY: GS Advisors V. L.L.C.
                                            its Managing Limited Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        NAME: JOSEPH P. DISABATO
                                        TITLE: MANAGING DIRECTOR


                                        GS CAPITAL PARTNERS V
                                        INSTITUTIONAL, L.P.

                                        BY: GS Advisors V, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        NAME: JOSEPH P. DISABATO
                                        TITLE: MANAGING DIRECTOR

   [Signature Page to First Amendment to Series B Convertible Preferred Stock
                              Purchase Agreement]

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        STOCKHOLDERS' REPRESENTATIVE:


                                        /s/ Michael Gordon
                                        ----------------------------------------
                                        Michael Gordon

   [Signature Page to First Amendment to Series B Convertible Preferred Stock
                              Purchase Agreement]

                            LIMELIGHT NETWORKS, INC.

                               SECOND AMENDMENT TO
                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     This Second Amendment to the Series B Convertible Preferred Stock Purchase Agreement (the "AMENDMENT") is made as of the 11th day of July, 2006, by and among Limelight Networks, Inc., a Delaware corporation (the "COMPANY"), the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Company's Series B Preferred Stock to be purchased pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of May 18, 2006 and amended as of June 22, 2006 (the "PURCHASE AGREEMENT," and such holders, the "INITIAL PURCHASERS"), and the Stockholders' Representative (as defined in Section 7 of the Purchase Agreement).

                                    RECITALS

     A Pursuant to Section 10.8 of the Purchase Agreement, any term of the Purchase Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock purchased thereunder.

     B. The Company and the Initial Purchasers wish to further amend the Purchase Agreement to provide for, among other things, a potential increase in the number of shares of Series B Stock (as defined therein) issued and sold pursuant to the Purchase Agreement, the ability to hold multiple closings, a potential increase in the Offering Funds (as defined therein), and such other changes as set forth herein.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. INCREASE IN FINANCING. Section 1.1(b) of the Purchase Agreement is hereby replaced in its entirety to read as follows:

               "1.1(b) Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series B Convertible Preferred Stock (the "SERIES B STOCK") listed opposite such Purchaser's name on Exhibit A attached hereto at a purchase price of $4.8909 per share (the "SERIES B PRICE") for an aggregate sale of a minimum of 25,557,664 shares and a maximum of 26,579,976 shares of Series B Stock for an aggregate purchase price of at least $124,999,978.90 and up to $130,000,004.62 (the "PROCEEDS"). The shares of Series B Stock issued to each Purchaser pursuant to this Agreement are hereinafter referred to as the "STOCK.""

     2. SUBSEQUENT CLOSINGS.

          (a) Section 1.2 of the Purchase Agreement is hereby replaced in its entirety to read as follows:

               "1.2. Closing; Delivery.

                    (a) Subject to the satisfaction of Sections 5 and 6 hereof, the purchase and sale of the Stock shall take place at the offices of Heller Ehrman LLP, 275 Middlefield Rd., Menlo Park, CA 94025, at 10:00 a.m. (San Francisco time), no later than the first business day following the satisfaction or waiver of the conditions set forth in Sections 5 and 6 hereof; or at such other time and place as the Company and the Purchasers purchasing a majority of the Stock mutually agree upon, orally or in writing (which time and place are designated as the "INITIAL CLOSING"). In the event there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified herein.

                    (b) At each Closing, the Company shall deliver to each
               Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price by check payable to the Company or wire transfer to the Company's bank account or the Exchange Agent pursuant to the provisions of Section 1.4(a).

                    (c) If less than 26,579,976 shares of Series B Stock are
               sold at the Initial Closing, the Company shall have the right, any time within 90 days of the Initial Closing, to sell such remaining shares of Series B Stock to one or more additional purchasers as mutually agreed upon by the Company, the majority of the Board of Directors of the Company, including a majority of the Common Directors (as such term is defined by the Restated Certificate) and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Stock purchased hereunder, or to any Purchaser hereunder who wishes to acquire additional shares of Series B Stock at the price and on the terms set forth herein, provided that any such additional purchaser shall (i) become a party to this Agreement, the Stockholders' Agreement and the Investors' Rights Agreement (each as defined in Section 2.2(e) below), and (ii) have the rights and obligations hereunder and thereunder, by executing and delivering to the Company an additional counterpart signature page to each of such agreements. Any additional purchaser so acquiring shares of Series B Stock shall be considered a "Purchaser" for purposes of this Agreement, and any Series B Stock so acquired by such additional purchaser shall be considered "Series B Stock" for purposes of this Agreement, the Stockholders' Agreement and the Investors' Rights Agreement. Promptly after each Closing pursuant to this Section 1.2(c), Exhibit A will be amended to list the Purchasers in that Closing, including the name of each Purchaser, the number of shares of Series B Stock purchased and the aggregate Series B Price paid for such shares."

          2.2 The conditions set forth in each of Sections 5.6 [Opinion of Counsel], 5.7 [Board of Directors], 5.8 [Closing of Offer to Purchase] and 5.9 [Funding Commitment Date Deliverables] shall only apply to the Initial Closing.

     3. INCREASE IN OFFERING FUNDS. The reference to "$102,300,000" in the definition of Offering Funds as provided in Section 1.4(a) of the Purchase Agreement is hereby replaced with "a minimum of $102,150,000, and up to $103,500,000 as mutually agreed by the Company and the Purchasers purchasing a majority of the Stock hereunder,".

     4. ESCROW CLARIFICATION. The Company hereby confirms that any claims, liabilities, losses, damages, costs, deficiencies, expenses and penalties incurred by the Company in connection with the lawsuit filed by Akamai Technologies against the Company shall be deemed Losses under the Purchase Agreement and the Purchasers shall be indemnified with respect thereto to the extent provided in and pursuant and subject to the provisions of Section 7 of the Purchase Agreement.

     5. CHANGE IN AUTHORIZED SHARES.

          (a) Section 2.2(a) shall be amended such that all references to "30,214,000" with respect to the number of authorized shares of Preferred Stock are hereby replaced with "33,314,000" and all references to "25,600,000" with respect to the number of authorized shares of Series B Preferred Stock are hereby replaced with "28,700,000."

          (b) Section 2.2(b) shall be amended such that all references to "77,000,000" with respect to the number of authorized shares of Common Stock are hereby replaced with "80,100,000."

     6. SECOND QUARTER REVENUE. Section 2.32 shall be amended and restated in its entirety to read as follows:

     "2.32 Second Quarter Revenue.

The Company's revenue, as reported on its financial statements, for the period from April 1, 2006 through June 30, 2006 shall have been no less than $14.9 million, as calculated consistent with past practices."

     7. AMENDMENT PROVISION. Subclause (b) of Section 10.8 shall be amended to read as follows:

     "(b) any amendment to or waiver of Sections 1.1, 1.2 or 10.12 shall require the consent of the majority of the Board of Directors, including the approval of a majority of the Common Directors, as such term is defined by the Restated Certificate."

     8. MISCELLANEOUS

          (a) Except as set forth above, the remainder of the Purchase Agreement shall remain in full force and effect and shall be binding on all parties thereto. All capitalized terms not defined herein shall have the meanings ascribed in the Purchase Agreement.

          (b) This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

          (c) If one or more provisions of this Amendment are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, the (i) such provision shall be excluded from this Amendment, (ii) the balance of the Amendment shall be interpreted as if such provision were so excluded and (iii) the balance of the Amendment shall be enforceable in accordance with its terms.

          (d) This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (e) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        COMPANY:

                                        LIMELIGHT NETWORKS, INC


                                        By: /s/ William H. Rinehart
                                            ------------------------------------
                                            William H. Rinehart
                                            Chief Executive Officer

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
               SECOND AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        STOCKHOLDERS' REPRESENTATIVE:


                                        /s/ Michael Gordon
                                        ----------------------------------------
                                        Michael Gordon

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
               SECOND AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        PURCHASERS:

                                        GS CAPITAL PARTNERS V FUND, L.P.

                                        BY: GSCP V Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        Name: Joseph P. DiSabato
                                        Title: Managing Director


                                        GS CAPITAL PARTNERS V OFFSHORE FUND,
                                        L.P.

                                        BY: GSCP V Offshore Advisors, L.L.C
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        Name: Joseph P. DiSabato
                                        Title: Managing Director


                                        GS CAPITAL PARTNERS V GMBH & CO. KG

                                        BY: GS Advisors V. L.L.C.
                                            its Managing Limited Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        Name: Joseph P. DiSabato
                                        Title: Managing Director


                                        GS CAPITAL PARTNERS V INSTITUTIONAL,
                                        L.P.

                                        BY: GS Advisors V, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph P. DiSabato
                                            ------------------------------------
                                        Name: Joseph P. DiSabato
                                        Title: Managing Director

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
               SECOND AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                               THIRD AMENDMENT TO
                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     This Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement (the "AMENDMENT") is made as of the 15th day of September, 2006, by and among Limelight Networks, Inc., a Delaware corporation (the "COMPANY"), the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Company's Series B Preferred Stock to be purchased pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of May 18, 2006 and amended as of June 22, 2006 and July 11, 2006 (the "PURCHASE AGREEMENT," and such holders, the "INITIAL PURCHASERS") and the Stockholders' Representative (as defined in Section 7 of the Purchase Agreement).

                                    RECITALS

     A. Pursuant to Section 10.8 of the Purchase Agreement, any term of the Purchase Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock purchased thereunder; provided, however, that any amendment to or waiver of Section 7 shall require the consent of the Stockholders' Representative.

     B. The Company, the Initial Purchasers and the Stockholders' Representative wish to further amend the Purchase Agreement to clarify certain of the escrow provisions.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. ESCROW CLARIFICATION. Section 7.1(b)(iii) is amended and restated in its entirety to read as follows:

     "(iii) with respect only to any alleged inaccuracy or alleged breach of
Section 2.8 hereof, the following provisions shall apply: with respect to any claim by a third party alleging infringement of its Intellectual Property Rights or otherwise alleging facts that would constitute a breach of Section 2.8 hereof (the "THIRD PARTY INFRINGEMENT CLAIM"), the Company shall bear the expenses for defending and settling any such Third Party Infringement Claim; provided that upon the occurrence of the Company incurring expenses in excess of $500,000 with respect to all such Third Party Infringement Claims ("EXCESS IP EXPENSES"), such Excess IP Expenses shall be deemed to be Losses and be aggregated with all Losses until the Escrow Basket amount has been reached; provided however, that all claims, liabilities, losses, damages, costs, deficiencies, expenses and penalties incurred by the Company in connection with the lawsuit filed by Akamai Technologies against the Company and any future disputes between the Company and Akamai Technologies during the Escrow Period (the "AKAMAI EXPENSES") shall be deemed to be Excess IP Expenses and shall be deemed to be Losses and shall be payable by the Tendering

Stockholders to the Company out of the Escrow without regard to the Escrow Basket but such Akamai Expenses shall be subject to the 50% payment allocation as set forth in the following sentence. After the Escrow Basket amount has been reached (or with respect to all Akamai Expenses), 50% of any further Excess IP Expenses (including all Akamai Expenses) incurred by the Company shall be payable by the Tendering Stockholders to the Company out of the Escrow. All such payments of further Excess IP Expenses (including Akamai Expenses) pursuant to this Section 7.1(b)(iii) shall be made by Escrow Agent to the Company upon notice from the Company that the Company has incurred such further Excess IP Expenses. For purposes of determining if a claim or expense should be included in calculating the aggregate value of the claims and expenses with respect to satisfying the aforementioned $500,000 threshold (to the extent applicable) and the Excess IP Expenses, if any, no individual claim or expense with a value of less than $15,000 shall be included, however, related claims of any size shall be treated as one "claim" and shall be aggregated to determine if such claim exceeds the $15,000 threshold; and thus should be applied toward the $500,000 threshold (if applicable) and included in the Excess IP Expenses;"

     2. MISCELLANEOUS

          (a) Except as set forth above, the remainder of the Purchase Agreement shall remain in full force and effect and shall be binding on all parties thereto. All capitalized terms not defined herein shall have the meanings ascribed in the Purchase Agreement.

          (b) This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

          (c) If one or more provisions of this Amendment are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, the (i) such provision shall be excluded from this Amendment, (ii) the balance of the Amendment shall be interpreted as if such provision were so excluded and (iii) the balance of the Amendment shall be enforceable in accordance with its terms.

          (d) This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          (e) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        COMPANY:

                                        LIMELIGHT NETWORKS, INC.


                                        By: /s/ William H. Rinehart
                                            ------------------------------------
                                            William H. Rinehart
                                            Chief Executive Officer

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
                THIRD AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        STOCKHOLDERS' REPRESENTATIVE:


                                        /s/ Michael Gordon
                                        ----------------------------------------
                                        Michael Gordon

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
                THIRD AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Series B Convertible Preferred Stock Purchase Agreement on the day and year first set forth above.

                                        PURCHASERS:

                                        GS CAPITAL PARTNERS V FUND, L.P.

                                        BY: GSCP V Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V OFFSHORE FUND,
                                        L.P.

                                        BY: GSCP V Offshore Advisors, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V GMBH & CO. KG

                                        BY: GS Advisors V. L.L.C.
                                            its Managing Limited Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------


                                        GS CAPITAL PARTNERS V INSTITUTIONAL,
                                        L.P.

                                        BY: GS Advisors V, L.L.C.
                                            its General Partner


                                        BY: /s/ Joseph Gleberman
                                            ------------------------------------

                   SIGNATURE PAGE TO LIMELIGHT NETWORKS, INC.
                THIRD AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/25, 2006                  FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        AMALIA LIMITED
                                        Printed Name of Entity


                                        By: /s/ Elias N. Hallak
                                            ------------------------------------
                                            Signature

                                        Elias N. Hallak
                                        Printed Name and Title
                                        ATTORNEY-IN-FACT

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/29, 2006                  FOR INDIVIDUAL:


                                        /s/ Gary Baldus
                                        ----------------------------------------
                                        Signature

                                        Gary Baldus
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 9/1/2006                    FOR INDIVIDUAL:


                                        /s/ Wayne Bouchard
                                        ----------------------------------------
                                        Signature

                                        Wayne Bouchard
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of Aug 29, 2006                FOR INDIVIDUAL:


                                        /s/ Andrea Dowd
                                        ----------------------------------------
                                        Signature

                                        Andrea Dowd
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/31/2006                   FOR INDIVIDUAL:


                                        /s/ Michael Flatin
                                        ----------------------------------------
                                        Signature

                                        Michael Flatin
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of August 29, 2006             FOR INDIVIDUAL:


                                        /s/ Erik Gabler
                                        ----------------------------------------
                                        Signature

                                        Erik Gabler
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of August 28, 2006             FOR INDIVIDUAL:


                                        /s/ Michael Gordon and Lauren Gordon
                                        ----------------------------------------
                                        Signature

                                        Michael Gordon and Lauren Gordon
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of Aug 23, 2006                FOR INDIVIDUAL:


                                        /s/ Henry Heflich
                                        ----------------------------------------
                                        Signature

                                        Henry Heflich
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of Sep 4, 2006                 FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        Kaplan Group Investments
                                        Printed Name of Entity


                                        By: /s/ Allan Kaplan
                                            ------------------------------------
                                            Signature

                                        Allan Kaplan
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8-23, 2006                  FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        Kay Z Ventures LLC
                                        Printed Name of Entity


                                        By: /s/ Jason Kay
                                            ------------------------------------
                                            Signature

                                        JASON KAY, PRESIDENT
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of August 28, 2006             FOR INDIVIDUAL:


                                        /s/ Alexander F. Obbard
                                        ----------------------------------------
                                        Signature

                                        Alexander F. Obbard
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of AUG 28, 2006               FOR INDIVIDUAL:


                                        /s/ Wayne Pratt
                                        ----------------------------------------
                                        Signature

                                        WAYNE PRATT
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby Approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 9.19, 2006                  FOR INDIVIDUAL:


                                        /s/ Nathan Raciborski
                                        ----------------------------------------
                                        Signature

                                        Nathan Raciborski
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of August 28, 2006             FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        Raciborski Group Limited Partnership
                                        Printed Name of Entity


                                        By: /s/ Nathan Raciborski
                                            ------------------------------------
                                            Signature

                                        Nathan Raciborski, Partner
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 9.19, 2006                  FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        Rinehart Family Trust
                                        Printed Name of Entity


                                        By: /s/ William Rinehart
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/28, 2006                  FOR INDIVIDUAL:


                                        /s/ Noah Ring
                                        ----------------------------------------
                                        Signature

                                        NOAH RING
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/23, 2006                  FOR INDIVIDUAL:


                                        /s/ Jim Scannell
                                        ----------------------------------------
                                        Signature

                                        Jim Scannell
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/24, 2006                  FOR INDIVIDUAL:


                                        /s/ Lee A Stafford
                                        ----------------------------------------
                                        Signature

                                        Lee A Stafford
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of August 28, 2006             FOR INDIVIDUAL:


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name


                                        FOR ENTITY:

                                        Thunder Road Capital LLC
                                        Printed Name of Entity


                                        By: /s/ Michael Gordon
                                            ------------------------------------
                                            Signature

                                        MICHAEL GORDON, MEMBER/MANAGER
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8/29, 2006                  FOR INDIVIDUAL:


                                        /s/ John C. Wachter
                                        ----------------------------------------
                                        Signature

                                        JOHN C. WACHTER
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title

     The undersigned Tendering Stockholder hereby approves the Third Amendment to the Series B Convertible Preferred Stock Purchase Agreement and authorizes the Stockholders' Representative to take all necessary action relating thereto.

Dated as of 8-30-2006                   FOR INDIVIDUAL


                                        /s/ David Weiss
                                        ----------------------------------------
                                        Signature

                                        DAVID WEISS
                                        Print Name


                                        FOR ENTITY:

                                        ----------------------------------------
                                        Printed Name of Entity


                                        By:
                                            ------------------------------------
                                            Signature

                                        ----------------------------------------
                                        Printed Name and Title